Exhibit 99.02

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Name of each exchange on which registered
Common Stock, par value $.01 per share	New York Stock Exchange

Depositary Shares, each representing 1/1,000th of a share of 6.5% Non-Cumulative Convertible Preferred Stock, Series T	New York Stock Exchange

Depositary Shares, each representing 1/1,000th of a share of 8.125% Non-Cumulative Preferred Stock, Series AA	New York Stock Exchange

7.625% Trust Preferred Securities of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

7.125% Trust Preferred Securities (TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.950% Trust Preferred Securities (TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.00% Trust Preferred Securities (TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.10% Trust Preferred Securities (TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.00% Trust Preferred Securities (TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.875% Enhanced Trust Preferred Securities (Enhanced TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.500% Enhanced Trust Preferred Securities (Enhanced TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.450% Enhanced Trust Preferred Securities (Enhanced TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.350% Enhanced Trust Preferred Securities (Enhanced TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.829% Fixed Rate/Floating Rate Enhanced Trust Preferred Securities (Enhanced TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

7.250% Enhanced Trust Preferred Securities (Enhanced TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

7.875% Enhanced Trust Preferred Securities (Enhanced TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

Notes Exchangeable for the Common Stock of Pfizer Inc., Due 2008 *	American Stock Exchange

Index LeAding StockmarkEt Return Securities (Index LASERS sm) Based Upon the Dow Jones Industrial Average Due 2008 *	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the S&P 500® Index Due 2009 *	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the Dow Jones Global Titans 50 Index sm Due 2009 *	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the Nasdaq-100 Index Due 2009 *	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the Dow Jones Industrial Average sm Due 2009 *	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the S&P 500® Index Due 2010 *	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the Dow Jones Industrial Average sm Due 2010 *	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the Dow Jones Global Titans 50 IndexSM Due 2010 *	American Stock Exchange

Principal-Protected Notes Based Upon a Group of Asian Currencies Due 2008 *	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the S&P 500® Index with Potential Supplemental Interest at Maturity Due 2008 +	American Stock Exchange

Principal-Protected Notes Based Upon a Group of Asian Currencies Due 2008 +	American Stock Exchange

Targeted Growth Enhanced Terms Securities (TARGETS sm) of Subsidiary Trust With Respect to the Common Stock of Motorola, Inc. +	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the Russell 1000® Growth Index with Potential Supplemental Interest at Maturity Due 2009 +	American Stock Exchange

Portfolio Income STrategic Opportunity NoteS Based Upon the CBOE S&P 500 BuyWrite Index Due 2010 +	American Stock Exchange

Premium MAndatory Callable Equity-Linked SecuRitieS (PACERSSM) Based Upon American Depositary Receipts Representing H Shares of PetroChina Company Limited Due 2008 +	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the Nikkei 225 Stock Average sm with Potential Supplemental Interest at Maturity Due 2009 +	American Stock Exchange

Premium MAndatory Callable Equity-Linked SecuRitieS (PACERSSM) Based Upon the PHLX Oil Service SectorSM Index Due 2008 +	American Stock Exchange

Targeted Growth Enhanced Terms Securities (TARGETS sm) of Subsidiary Trust With Respect to the Common Stock of Sprint Nextel Corporation +	American Stock Exchange

Index LeAding StockmarkEt Return Securities (Index LASERSSM) Based Upon the S&P 500® Index Due 2010 +	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the S&P 500® Index with Potential Supplemental Interest at Maturity Due 2011 +	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the Dow Jones Industrial Average sm with Potential Supplemental Interest at Maturity Due 2010 +	American Stock Exchange

Premium mAndatory Callable Equity-linked secuRitieS (PACERSSM) Based Upon the Common Stock of Valero Energy Corporation Due 2008 +	American Stock Exchange

Principal Protected Equity Linked Notes Based Upon the MSCI EAFE Index® Due 2009 +	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the S&P 100® Index Due 2010 +	American Stock Exchange

Stock Market Upturn Notes sm Based Upon the Hang Seng China Enterprises Index Due 2008 +	American Stock Exchange

Premium mAndatory Callable Equity-linked secuRitieS (PACERSSM) Based Upon American Depositary Receipts Representing the Ordinary Participation Certificates (“CPOs”) of Cemex S.A.B. de C.V. Due 2008 +	American Stock Exchange

Principal-Protected Trust Certificates Linked to the Dow Jones Industrial Average sm and the Nikkei 225 Stock Average sm Due 2010 +	American Stock Exchange

Stock Market Upturn NotesSM Based Upon the Dow Jones Industrial Average sm Due 2008 +	American Stock Exchange

Index LeAding StockmarkEt Return Securities (Index LASERSSM) Based Upon the U.S.-Europe-Japan Basket Due 2010 +	American Stock Exchange

Principal-Protected Trust Certificates Linked to the S&P 500® Index, the Dow Jones EURO STOXX 50 IndexSM and the Nikkei 225 Stock AverageSM Due 2010 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Celgene Corporation Due 2008 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Starbucks Corporation Due 2008 +	American Stock Exchange

Stock Market Upturn NotesSM Based Upon the MSCI EAFE Index Due 2008 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Intel Corporation Due 2008 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Chesapeake Energy Corporation Due 2008 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Monsanto Company Due 2008 +	American Stock Exchange

Principal-Protected Trust Certificates Linked to the Nikkei 225 Stock AverageSM Due 2011 +	American Stock Exchange

Premium mAndatory Callable Equity-linked secuRitieS (PACERSSM) Based Upon the Common Stock of eBay Inc. Due 2008 +	American Stock Exchange

Stock Market Upturn NotesSM Based Upon the S&P 500® Index Due 2008 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of NYSE Euronext, Inc. Due 2008 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Lowe’s Companies, Inc. Due 2008 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Hess Corporation Due 2008 +	American Stock Exchange

Stock Market Upturn NotesSM Based Upon the iShares® MSCI Emerging Markets Index Fund Due 2008 +	American Stock Exchange

Principal-Protected Trust Certificates Linked to the Dow Jones Industrial AverageSM, the Dow Jones EURO STOXX 50 IndexSM, the Nikkei 225 Stock AverageSM and the S&P BRIC 40 Index® Due 2012 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the American Depository Receipts Representing Ordinary Participation Certificates of Cemex, S.A.B. de C.V. Due 2008 +	American Stock Exchange

Stock Market Upturn NotesSM Based Upon the U.S.- Europe-Japan Basket Due 2009 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Exxon Mobil Corporation Due 2008 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Halliburton Company Due 2008 +	American Stock Exchange

Stock Market Upturn NotesSM Based Upon the Nikkei 225 Stock AverageSM Due 2008 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of American Express Company Due 2008 +	American Stock Exchange

Premium mAndatory Callable Equity-linked secuRitieS (PACERSSM) Based Upon the S&P 500 IndexSM Due 2009 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Texas Instruments Incorporated Due 2008+	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Nucor Corporation Due 2008 +	American Stock Exchange

Stock Market Upturn NotesSM Based Upon the Dow Jones EURO STOXX 50 IndexSM Due 2009 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Morgan Stanley Due 2008 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Alcoa, Inc. Due 2008 +	American Stock Exchange

Principal-Protected Trust Certificates Linked to the S&P 500® Index, the Dow Jones EURO STOXX 50® Index and the Nikkei 225 Stock AverageSM Due 2013 +	American Stock Exchange

Premium mAndatory Callable Equity-linked secuRitieS (PACERSSM) Based Upon the Common Stock of eBay Inc. Due 2009 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Oracle Corporation Due 2008 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Archer-Daniels-Midland Company Due 2009 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of the Federal National Mortgage Association Due 2009 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of AT&T Inc. Due 2009 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of the EMC Corporation Due 2009 +	American Stock Exchange

Stock Market Upturn NotesSM Based Upon the S&P 500® Index Due 2009 +	American Stock Exchange

Securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934:

Title of each class	Name of each exchange on which registered
Principal-Protected Equity Linked Notes Based Upon the Nasdaq-100 Index® Due 2009 +	The NASDAQ National Market

*	Issued by Citigroup Global Markets Holdings Inc. (CGMHI), or a subsidiary trust of CGMHI, and includes registrant’s guaranty with respect thereto.
+	Issued by Citigroup Funding Inc. (CFI), or a subsidiary trust of CFI, and includes registrant’s guaranty with respect thereto.